SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 5, 1996
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ATEC GROUP, INC.
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(Exact name of Registrant as specified in charter)

Delaware                      0-227-10            13-3673965
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(State or other jurisdic-     (Commission         (IRS Employer
 tion of incorporation)       File Number)        Identification No.)

1952 Jericho Turnpike, East Northport, N.Y.         11731
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(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (516) 462-2832
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(Former Address)              (Zip Code)









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Item 2.  ACQUISITION OR DISPOSITION OF ASSET

     In June, 1996, ATEC Group, Inc. (the "Registrant" or the "Company") acquired 100% of the outstanding capital stock of Innovative Business Micros, Inc. ("Innovative"), a computer integrator located in Long Island. Innovative was formerly owned by Surinder Rametra and Ashok Rametra, the Company's Principal Executive Officer and Principal Financial Officer respectively, and Rajnish Rametra the brother of Surinder and Ashok.

     The consideration for the acquisition was the issuance by the Company of an aggregate of 4,900,000 shares of the Company's Common Stock to the former shareholders of Innovative. Rajnish Rametra intends to enter into a three year employment agreement with Innovative at an annual salary of $165,000 subject to annual increases, Mr. Rametra will also be provided with major medical health coverage as well as other benefits.

     The terms of the acquisition were not negotiated in an arms-length manner and there can be no assurance that an unaffiliated company would have paid less consideration for Innovative than paid by the Company. The Acquisition will be accounted for as a pooling of interests.

     The physical property underlying the Innovative stock acquired by the Registrant consists of substantially all of the assets of a computer integrator located at 90 Adams Avenue, Happauge, New York, 11788.

     Reference is made to the Stock Purchase Agreement annexed hereto for a complete description of the Company's transactions with Innovative.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

      The following Financial Statements and Exhibits are annexed to this Form 8-K:

a) Audited balance sheets, statements of operations and statements of cash flows on behalf of Innovative as and for the years ended September 30, 1995 and 1994.

b) Pro forma combined financial statements (including the Pro Form Adjustments) of ATEC Group, Inc. and Innovative Business Micros, Inc., as at March 31, 1996 and June 30, 1995 and 1994 and for the nine month period and the years then ended.

c)   A copy of the Stock Purchase Agreement between the Company and Innovative.










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                                   Signatures
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     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ATEC GROUP, INC.
                                   (Registrant)



                                   By: s/Surinder Rametra
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                                        Surinder Rametra,
                                        Principal Executive Officer and
                                        Chairman of the Board